UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2010
PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
211 Commerce Street, Suite 300, Nashville, Tennessee

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 25, 2010, Pinnacle Financial Partners, Inc. (the “Company”) filed with the Secretary of State of the State of Tennessee Articles of Amendment to the Company’s Amended and Restated Charter pursuant to which Article 3 and Article 5 have been amended to reflect the Company’s registered office and principal office are now located at 150 Third Avenue South, Suite 900, Nashville, Tennessee, 37201. A copy of the Articles of Amendment to the Company’s Amended and Restated Charter, which were approved by the Company’s board of directors on March 23, 2010, is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

3.1	Articles of Amendment to the Amended and Restated Charter of Pinnacle Financial Partners, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	Harold R. Carpenter
	Name:	Harold R. Carpenter
	Title:	Executive Vice President and Chief Financial Officer

Date: March 25, 2010

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Charter of Pinnacle Financial Partners, Inc.